Exhibit 10.5
FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

    THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of October 2, 2025, is made by and between SIERRA MARYSVILLE STORAGE, LLC, an Ohio limited liability company (“Seller”), and MARYSVILLE OWNER LLC, a Delaware limited liability company (“Purchaser”).
W I T N E S S E T H:

    WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of August 14, 2025, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of September 15, 2025, further amended by that certain Second Amendment to Purchase and Sale Agreement, dated as of September 18, 2025, and further amended by that certain Third Amendment to Purchase and Sale Agreement, dated as of September 19, 2025 (collectively, the “Agreement”), pursuant to which Purchaser agreed to buy and Seller agreed to sell certain property located in Marysville, Ohio, as more particularly described in Schedule 2(a) to the Agreement (the “Property”);

     WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to modify the Agreement as hereinafter specifically set forth.

    NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution and delivery of this Amendment, Seller and Purchaser intending to be legally bound, hereby agree as follows:

1.Incorporation of Recitals; Certain Definitions. Each of the foregoing recitals are incorporated herein by this reference and made a part hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.
2.Scotts Lease Estoppel. The Tenant Estoppel describes certain Excluded Matters (as defined in the Tenant Estoppel). Seller shall Indemnify Purchaser from the Excluded Matters. Without limiting Seller’s obligation to Indemnify Purchaser, Purchaser agrees to use commercially reasonable efforts, as determined by Purchaser in its reasonable judgement, to pursue any warranty, insurance or similar claims relating to the Excluded Matters and to the extent Purchaser ultimately receives funds (or uncompensated repair work) the same shall be accounted for in the calculation of Seller’s Indemnity obligation, it being the parties’ intention that Seller shall be responsible only for “net” costs paid by Purchaser. This paragraph shall survive the Closing.
3.Ratification of Agreement. Except as otherwise amended by this Amendment, the Agreement is hereby ratified and reaffirmed, and all other terms and conditions of the Agreement shall remain in full force and effect, unchanged. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment shall bind and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns under the Agreement.

Exhibit 10.5
4.Counterparts. This Amendment may be executed in multiple counterparts and shall be deemed to have become effective when and only when one or more of such counterparts has been signed by or on behalf of each of the parties to this Amendment and delivered to the other party (although it shall not be necessary that any single counterpart be signed by or on behalf of both parties hereto, and all such counterparts shall be deemed to constitute one and the same instrument). A telecopied facsimile or e-mailed facsimile of a duly executed counterpart of this Amendment shall be sufficient to evidence the binding Agreement of the parties to the terms herein.
5.[Signatures Follow]

Exhibit 10.5
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

SELLER: SIERRA MARYSVILLE STORAGE, LLC, an Ohio limited liability company By:_________________________________ Name: Brent D. Crawford Title: Manager

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[Signature Page to Fourth Amendment to PSA]

Exhibit 10.5

PURCHASER: MARYSVILLE OWNER LLC, a Delaware limited liability company By:______________________________ Name: Steven Orbuch Title: President

[Signature Page to Fourth Amendment to PSA]